SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2002

SOBIESKI BANCORP, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-25518 (Commission File Number)	35-1942803 (IRS Employer Identification No.)
2930 W. Cleveland Road, South Bend, Indiana (Address of principal executive offices)	46628 (Zip Code)

Registrant's telephone number, including area code (574) 271-8300

N/A (Former name or former address, if changed since last report)
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Item 5. Other Events

         On December 18, 2002, Sobieski Bancorp, Inc. (the "Company"), parent company of Sobieski Bank (the "Bank"), issued the press release attached hereto as Exhibit 99 announcing the appointment of Steven C. Watts as President and Chief Executive Officer of the Company and the Bank, effective January 1, 2003.

Item 7.      Financial Statements and Exhibits

                 (c)         Exhibits

                              99         Press release dated December 18, 2002

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBIESKI BANCORP, INC.
Date:	December 18, 2002	/s/ Gregory J. Matthews Gregory J. Matthews, Interim President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated December 18, 2002